SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2006
OCA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13457	72-1278948

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3850 N. Causeway Boulevard, Suite 800 Metairie, Louisiana	70002

(Address of Principal Executive Offices)	(Zip Code)
(504) 834-4392
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed from Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03   Bankruptcy or Receivership.
     (a) On March 14, 2006, OCA, Inc. (“OCA”) and certain of its direct subsidiaries (collectively, the “Debtors”) each filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Louisiana (the “Bankruptcy Court”) (Case Nos. 06-10179, 06-10180, 06-10181, 06-10182, 06-10183, 06-10184, 06-10185, 06-10186, 06-10187, 06-10188, 06-10189, 06-10190, 06-10191, 06-10192, 06-10193, 06-10194, 06-10195, 06-10196, 06-10197, 06-10198, 06-10199, 06-10200, 06-10201, 06-10202, 06-10203, 06-10204, 06-10205, 06-10206, 06-10207, 06-10208, 06-10209, 06-10210, 06-10211, 06-10212, 06-10213, 06-10214, 06-10215, 06-10216, 06-10217, 06-10218, 06-10219, 06-10220, 06-10221, 06-10222 and 06-10223). The Debtors manage, and will continue to manage, their properties and operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code, unless there is a court order to the contrary. On March 15, 2006, OCA issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     On March 17, 2006, OCA and certain of its subsidiaries received an interim order from the Bankruptcy Court approving a $15 million debtor-in-possession revolving credit facility (the “DIP Facility”). The DIP Facility is being provided by OCA’s existing lender group, led by Bank of America, as agent, and Silver Point Capital. Under the terms of the Bankruptcy Court’s approval, a loan of up to $7 million of the commitments under the DIP Facility is available immediately to OCA and certain of its subsidiaries. The approval of the financing is subject to a final hearing scheduled for April 5, 2006. On March 20, 2006, OCA issued a press release relating to the DIP Facility, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.
     (b) Not applicable.
Item 8.01   Other Events.
     On March 15, 2006, OCA issued a press release announcing filing for relief under Chapter 11 of the Bankruptcy Code. A copy of that press release is attached hereto as Exhibit 99.1.
     On March 20, 2006, OCA issued a press release announcing the DIP Facility. A copy of that press release is attached hereto as Exhibit 99.2.
Item 9.01   Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated March 15, 2006, announcing filing for relief under Chapter 11 of the Bankruptcy Code.

99.2	Press Release dated March 20, 2006, announcing DIP Facility.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCA, INC.
By:	/s/ Bartholomew F. Palmisano, Sr.
Bartholomew F. Palmisano, Sr.
Chairman of the Board, President and Chief Executive Officer

Date: March 20, 2006

EXHIBIT INDEX

99.1	Press Release dated March 15, 2006, announcing filing for relief under Chapter 11 of the Bankruptcy Code.

99.2	Press Release dated March 20, 2006, announcing DIP Facility.